SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   December 27, 1997



                        PEACHES ENTERTAINMENT CORPORATION
             (Exact Name of Registrant as specified in its charter)


               Florida                       0-12375             59-2166041
(State or other jurisdiction of            (Commission        (I.R.S. Employer
 incorporation or organization)              File No.)       Identification No.)


           1180 East Hallandale Beach Blvd., Hallandale, Florida 33009
               (Address of principal executive offices) (Zip Code)


     Registrant's Telephone number, including area code: (954) 454-5554



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5


     The registrant's Report on Form 10-Q for the quarter ended December 27, 1997 had been scheduled to be filed on or before February 10, 1998. The registrant has been delayed in obtaining financial data which it requires in order to complete such Form 10-Q on a timely basis, but anticipates that the required filing will be made on or before February 27, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PEACHES ENTERTAINMENT CORPORATION
                                                          Registrant


                                             By:           s/Jason Wolk
                                                  ------------------------------
                                                      Executive Vice-President


Date:         February 10, 1998